UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2015

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 842-5445

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

2015 Annual Meeting of Shareholders

The 2015 Annual Meeting of Shareholders of M&T Bank Corporation (“M&T”) was held on April 21, 2015. At the 2015 Annual Meeting, shareholders approved all of the Board of Directors’ proposals which included (i) the election of thirteen (13) directors, all of whom were then serving as directors of M&T, for one (1) year terms and until their successors are elected and qualified; (ii) the approval of the material terms of the M&T 2009 Equity Incentive Compensation Plan; (iii) the approval of the compensation of M&T’s Named Executive Officers; and (iv) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2015. The voting results for each proposal, including the votes for and against or withheld, and any abstentions or broker non-votes, are described below. Abstentions and broker non-votes (if applicable) were counted for purposes of determining whether a quorum was present, but were not treated as votes cast. Therefore, abstentions and broker non-votes (if applicable) did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval.

The following table reflects the tabulation of the votes with respect to each director who was elected at the 2015 Annual Meeting:

NOMINEES:	FOR	WITHHOLD	BROKER NON-VOTE

Brent D. Baird	97,764,256	13,501,458	10,111,166

C. Angela Bontempo	109,660,421	1,605,798	10,111,166

Robert T. Brady	109,064,801	2,201,649	10,111,166

T. Jefferson Cunningham III	109,678,635	1,587,093	10,111,166

Mark J. Czarnecki	109,582,472	1,683,747	10,111,166

Gary N. Geisel	109,469,889	1,796,560	10,111,166

John D. Hawke, Jr.	109,575,229	1,690,500	10,111,166

Patrick W. E. Hodgson	109,640,361	1,625,859	10,111,166

Richard G. King	101,991,676	9,274,773	10,111,166

Melinda R. Rich	109,843,871	1,421,857	10,111,166

Robert E. Sadler, Jr	108,102,850	3,163,286	10,111,166

Herbert L. Washington	109,373,521	1,892,929	10,111,166

Robert G. Wilmers	108,804,902	2,460,826	10,111,166

The following table reflects the tabulation of the votes with respect to the approval of the material terms of the M&T 2009 Equity Incentive Compensation Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

108,148,139	2,695,713	422,585	10,111,166

The following table reflects the tabulation of the votes with respect to the approval of the compensation of M&T’s Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

108,640,728	1,994,208	631,513	10,111,166

The following table reflects the tabulation of the votes with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2015:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

120,479,831	655,457	242,327	*

*	Not applicable

8.01	OTHER EVENTS.

Lead Independent Director

As disclosed in the proxy statement for the 2015 Annual Meeting of Shareholders, Jorge G. Pereira retired from the Board of Directors of M&T at the Annual Meeting. Mr. Pereira had served as the lead independent director. On April 21, 2015, the Board of Directors elected Robert T. Brady to be the Board’s lead independent director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T Bank Corporation
Date: April 23, 2015
	By:	/s/ Marie King
		Name:	Marie King
		Title:	Administrative Vice President and Corporate Secretary